Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2022 FINANCIAL RESULTS
AND UPDATES 2022 REVENUE GUIDANCE

BATON ROUGE, Louisiana (July 27, 2022) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month periods ended June 30, 2022.
Three-Month Periods Ended June 30, 2022 and 2021

◦Net service revenue decreased $6.3 million to $557.9 million compared to $564.2 million in 2021.
◦Net income attributable to Amedisys, Inc. of $29.6 million compared to $80.1 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $0.91 compared to $2.43 in 2021.

Adjusted Quarterly Results*

•Adjusted EBITDA of $74.4 million compared to $83.8 million in 2021.
•Adjusted net service revenue of $566.3 million compared to $557.6 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $48.0 million compared to $55.7 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.47 compared to $1.69 in 2021.

Six-Month Periods Ended June 30, 2022 and 2021

◦Net service revenue increased $1.8 million to $1,103.1 million compared to $1,101.3 million in 2021.
◦Net income attributable to Amedisys, Inc. of $61.3 million compared to $130.0 million in 2021.
◦Net income attributable to Amedisys, Inc. per diluted share of $1.87 compared to $3.93 in 2021.

Adjusted Year to Date Results*

•Adjusted EBITDA of $140.7 million compared to $162.4 million in 2021.
•Adjusted net service revenue of $1,111.5 million compared to $1,094.8 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. of $88.1 million compared to $106.9 million in 2021.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.69 compared to $3.23 in 2021.

* See pages 2 and 14 - 17 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
Chris Gerard, President and Chief Executive Officer stated, “Our second quarter 2022 results reflect the continued COVID impacts in all of our lines of business but also show how we as an organization continue to successfully navigate an environment unlike anything we have operated in before. We have once again increased our Home Health Quality of Patient Care Stars score and now have 100% of our care centers at 4 stars or above. In Hospice, we posted the first quarter of ADC growth since Q3 2020 and remain very pleased with the trends in our Hospice business. We closed two acquisition in Home Health and signed two new marquee system partnerships in our High Acuity Care business with Baylor, Scott & White and Memorial Hermann Health System. On the regulatory front, the 2023 proposed Home Health rule is extremely disappointing, and we are baffled by the initial stance CMS has taken. In the coming weeks and months, we will continue working with our bipartisan Congressional supporters to align reimbursement with the congressional intent of the Bipartisan Budget Act of 2018 and the actual impacts to the industry over the past two years. We, and the industry, are urging CMS to provide data and clarity on how they calculated and formulated the proposed rule which will allow us to better understand the proposed rule and respond with formal comments. Finally, a heartfelt thank you to all of the Amedisys family for your continued hard work, perseverance and compassion for our patients.”

Updated 2022 Guidance
We are updating our previously issued revenue guidance:
•Adjusted net service revenue is anticipated to be in the range of $2.290 billion to $2.310 billion.
We are reaffirming our previously issued EBITDA and earnings per share guidance:
•Adjusted EBITDA is anticipated to be in the range of $275 million to $285 million.
•Adjusted diluted earnings per share is anticipated to be in the range of $5.23 to $5.45 based on an estimated 32.8 million shares outstanding.
This guidance excludes the effects of any future acquisitions and potential share repurchases, if any are made. COVID-19 has continued to impact the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and business development staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

We urge caution in considering the current trends and 2022 guidance disclosed in this press release. The home health, hospice, personal care and high acuity care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.
Earnings Call and Webcast Information
Amedisys will host a conference call on Thursday, July 28, 2022, at 11:00 a.m. Eastern Time to discuss its second quarter results. To participate on the conference call, please call before 11:00 a.m. Eastern Time to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through August 28, 2022 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13731294.
A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.
Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice, personal care and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care, inpatient hospital, palliative and skilled nursing facility ("SNF") care in their homes, recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, or hospice care at the end of life. More than 3,000 hospitals and 90,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. With approximately 21,000 employees in 550 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 445,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic ("COVID-19"), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations; the impact of current and proposed federal, state and local vaccine mandates, including potential staff shortages; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in Medicare and other medical payment levels; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; competition in the healthcare industry; changes in the case mix of patients and payment methodologies; changes in estimates and judgments associated with critical accounting policies; our ability to maintain or establish new patient referral sources; our ability to consistently provide high-quality care; our ability to attract and retain qualified personnel; our ability to keep our patients and employees safe; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural disasters or acts of terrorism, widespread protests or civil unrest; our ability to integrate, manage and keep our information systems secure; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.
Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Net service revenue	$557,890	$564,166	$1,103,147	$1,101,310
Other operating income	—	4,603	—	13,304
Cost of service, excluding depreciation and amortization	316,211	308,691	621,031	605,894
General and administrative expenses:
Salaries and benefits	127,758	114,335	251,238	230,160
Non-cash compensation	5,148	6,156	12,495	13,463
Other	54,912	54,731	108,552	103,837
Depreciation and amortization	6,220	6,721	14,228	14,276
Operating expenses	510,249	490,634	1,007,544	967,630
Operating income	47,641	78,135	95,603	146,984
Other income (expense):
Interest income	36	25	49	49
Interest expense	(8,311)	(1,932)	(11,484)	(4,004)
Equity in earnings (loss) from equity method investments	659	1,370	(744)	2,488
Gain on equity method investments	—	31,092	—	31,092
Miscellaneous, net	331	475	664	763
Total other (expense) income, net	(7,285)	31,030	(11,515)	30,388
Income before income taxes	40,356	109,165	84,088	177,372
Income tax expense	(11,319)	(28,546)	(23,338)	(46,461)
Net income	29,037	80,619	60,750	130,911
Net loss (income) attributable to noncontrolling interests	542	(470)	500	(892)
Net income attributable to Amedisys, Inc.	$29,579	$80,149	$61,250	$130,019
Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.91	$2.46	$1.88	$3.98
Weighted average shares outstanding	32,522	32,588	32,538	32,684
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.91	$2.43	$1.87	$3.93
Weighted average shares outstanding	32,681	32,981	32,722	33,085

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	June 30, 2022 (Unaudited)	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$26,566	$42,694
Restricted cash	22,198	3,075
Patient accounts receivable	305,413	274,961
Prepaid expenses	15,199	10,356
Other current assets	25,493	25,598
Total current assets	394,869	356,684
Property and equipment, net of accumulated depreciation of $100,265 and $96,937	17,847	18,435
Operating lease right of use assets	107,723	101,257
Goodwill	1,289,672	1,196,090
Intangible assets, net of accumulated amortization of $9,109 and $19,900	106,189	111,190
Deferred income tax assets	—	289
Other assets	84,686	73,023
Total assets	$2,000,986	$1,856,968
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$43,509	$38,217
Payroll and employee benefits	161,068	141,001
Accrued expenses	176,239	150,836
Current portion of long-term obligations	12,521	12,995
Current portion of operating lease liabilities	34,035	31,233
Total current liabilities	427,372	374,282
Long-term obligations, less current portion	442,413	432,075
Operating lease liabilities, less current portion	72,619	69,309
Deferred income tax liabilities	6,179	—
Other long-term obligations	13,408	4,979
Total liabilities	961,991	880,645
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,780,242 and 37,674,868 shares issued; and 32,432,527 and 32,509,969 shares outstanding	38	38
Additional paid-in capital	743,276	728,118
Treasury stock, at cost 5,347,715 and 5,164,899 shares of common stock	(457,981)	(435,868)
Retained earnings	700,313	639,063
Total Amedisys, Inc. stockholders’ equity	985,646	931,351
Noncontrolling interests	53,349	44,972
Total equity	1,038,995	976,323
Total liabilities and equity	$2,000,986	$1,856,968

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Cash Flows from Operating Activities:
Net income	$29,037	$80,619	$60,750	$130,911
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,220	6,721	14,228	14,276
Non-cash compensation	5,148	6,156	12,495	13,463
Amortization and impairment of operating lease right of use assets	12,367	9,852	22,463	19,702
Loss (gain) on disposal of property and equipment	526	(6)	531	8
Gain on equity method investments	—	(31,092)	—	(31,092)
Deferred income taxes	2,798	15,305	6,003	22,716
Equity in (earnings) loss from equity method investments	(659)	(1,370)	744	(2,488)
Amortization of deferred debt issuance costs/debt discount	247	216	495	432
Return on equity method investments	718	1,183	2,428	2,683
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(2,726)	(2,339)	(21,344)	(22,787)
Other current assets	(12,350)	6,434	(4,468)	3,560
Other assets	(27)	63	220	(52)
Accounts payable	6,613	(3,156)	4,498	(6,530)
Accrued expenses	22,046	(9,997)	29,529	(1,627)
Other long-term obligations	(166)	(928)	(223)	(1,736)
Operating lease liabilities	(11,470)	(8,941)	(20,657)	(17,955)
Operating lease right of use assets	(913)	(762)	(1,662)	(1,524)
Net cash provided by operating activities	57,409	67,958	106,030	121,960
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	6	6	28	25
Proceeds from the sale of property and equipment	—	—	37	42
Purchases of property and equipment	(1,880)	(1,325)	(2,782)	(2,943)
Investments in technology assets	(323)	—	(559)	—
Other investments	—	—	(15,000)	—
Acquisitions of businesses, net of cash acquired	(73,311)	(2,503)	(73,311)	(2,503)
Net cash used in investing activities	(75,508)	(3,822)	(91,587)	(5,379)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	686	259	772	623
Proceeds from issuance of stock to employee stock purchase plan	906	913	1,891	1,961
Shares withheld to pay taxes on non-cash compensation	(80)	(170)	(4,762)	(6,944)
Noncontrolling interest contributions	300	—	952	—
Noncontrolling interest distributions	(303)	(276)	(975)	(794)
Proceeds from borrowings under revolving line of credit	298,500	174,000	298,500	389,200
Repayments of borrowings under revolving line of credit	(283,500)	(224,000)	(283,500)	(410,200)
Principal payments of long-term obligations	(3,204)	(2,700)	(6,975)	(5,392)
Purchase of company stock	(17,351)	(1,188)	(17,351)	(74,074)
Provider relief fund advance	—	3,328	—	(1,672)
Net cash used in financing activities	(4,046)	(49,834)	(11,448)	(107,292)
Net (decrease) increase in cash, cash equivalents and restricted cash	(22,145)	14,302	2,995	9,289
Cash, cash equivalents and restricted cash at beginning of period	70,909	78,344	45,769	83,357
Cash, cash equivalents and restricted cash at end of period	$48,764	$92,646	$48,764	$92,646

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$2,625	$903	$4,489	$1,914
Cash paid for income taxes, net of refunds received	$22,426	$7,696	$22,977	$8,667
Cash paid for operating lease liabilities	$12,383	$9,703	$22,319	$19,479
Cash paid for finance lease liabilities	$378	$514	$735	$1,017
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$15,387	$10,141	$26,590	$20,689
Right of use assets obtained in exchange for finance lease liabilities	$1,100	$350	$1,316	$527
Reductions to right of use assets resulting from reductions to operating lease liabilities	$2,464	$625	$2,763	$904
Accrued contingent consideration	$19,195	$—	$19,195	$—
Noncontrolling interest contribution	$—	$—	$8,900	$—
Days revenue outstanding (1)	46.8	42.7	46.8	42.7

(1) Our calculation of days revenue outstanding at June 30, 2022 and 2021 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended June 30, 2022 and 2021, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$222.0	$234.8
Non-Medicare	118.2	114.5
Net service revenue	340.2	349.3
Other operating income	—	2.3
Cost of service	193.0	190.4
Gross margin	147.2	161.2
Other operating expenses	87.9	81.3
Depreciation and amortization	1.5	1.2
Operating income	$57.8	$78.7
Same Store Growth (1):
Medicare revenue	(9%)	22%
Non-Medicare revenue	(3%)	18%
Total admissions	—%	20%
Total volume (2)	(2%)	12%
Key Statistical Data - Total (3):
Admissions	93,560	89,371
Recertifications	45,720	46,014
Total volume	139,280	135,385

Medicare completed episodes	77,880	79,188
Average Medicare revenue per completed episode (4)	$3,048	$2,986
Medicare visits per completed episode (5)	13.2	14.2

Visiting clinician cost per visit	$97.41	$91.24
Clinical manager cost per visit	10.67	9.31
Total cost per visit	$108.08	$100.55
Visits	1,785,763	1,894,006

	For the Six-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$446.1	$456.2
Non-Medicare	229.5	221.7
Net service revenue	675.6	677.9
Other operating income	—	7.3
Cost of service	378.0	373.4
Gross margin	297.6	311.8
Other operating expenses	171.1	161.4
Depreciation and amortization	2.4	2.2
Operating income	$124.1	$148.2
Same Store Growth (1):
Medicare revenue	(4%)	15%
Non-Medicare revenue	—%	13%
Total admissions	1%	12%
Total volume (2)	(1%)	9%
Key Statistical Data - Total (3):
Admissions	185,274	179,201
Recertifications	88,570	89,825
Total volume	273,844	269,026

Medicare completed episodes	152,286	154,520
Average Medicare revenue per completed episode (4)	$3,031	$2,959
Medicare visits per completed episode (5)	13.1	14.1

Visiting clinician cost per visit	$97.31	$90.79
Clinical manager cost per visit	10.67	9.40
Total cost per visit	$107.98	$100.19
Visits	3,500,907	3,726,918

(1) Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2) Total volume includes all admissions and recertifications.
(3) Total includes acquisitions, start-ups and denovos.
(4) Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration for the period January 1, 2021 through March 31, 2022 and the reinstatement of sequestration at 1% for the period April 1, 2022 through June 30, 2022.
(5) Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$187.5	$186.9
Non-Medicare	10.9	11.0
Net service revenue	198.4	197.9
Other operating income	—	2.3
Cost of service	107.4	105.2
Gross margin	91.0	95.0
Other operating expenses	51.6	48.4
Depreciation and amortization	0.6	0.7
Operating income	$38.8	$45.9
Same Store Growth (1):
Medicare revenue	—%	2%
Hospice admissions	6%	2%
Average daily census	—%	(3%)
Key Statistical Data - Total (2):
Hospice admissions	13,359	12,675
Average daily census	13,249	13,254
Revenue per day, net	$164.55	$164.10
Cost of service per day	$89.05	$87.17
Average discharge length of stay	87	97

	For the Six-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$370.0	$368.4
Non-Medicare	21.4	21.0
Net service revenue	391.4	389.4
Other operating income	—	6.0
Cost of service	213.8	206.8
Gross margin	177.6	188.6
Other operating expenses	102.9	94.9
Depreciation and amortization	1.3	1.3
Operating income	$73.4	$92.4
Same Store Growth (1):
Medicare revenue	—%	—%
Hospice admissions	4%	3%
Average daily census	(1%)	(3%)
Key Statistical Data - Total (2):
Hospice admissions	27,245	26,358
Average daily census	13,086	13,287
Revenue per day, net	$165.28	$161.93
Cost of service per day	$90.24	$85.99
Average discharge length of stay	88	95

(1) Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2) Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	14.9	17.0
Net service revenue	14.9	17.0
Other operating income	—	—
Cost of service	11.4	13.1
Gross margin	3.5	3.9
Other operating expenses	2.3	3.2
Depreciation and amortization	—	—
Operating income	$1.2	$0.7
Key Statistical Data - Total:
Billable hours	472,523	609,301
Clients served	7,759	9,371
Shifts	201,996	260,897
Revenue per hour	$31.59	$27.95
Revenue per shift	$73.89	$65.29
Hours per shift	2.3	2.3

	For the Six-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	28.9	34.0
Net service revenue	28.9	34.0
Other operating income	—	—
Cost of service	22.2	25.7
Gross margin	6.7	8.3
Other operating expenses	4.5	6.2
Depreciation and amortization	0.1	0.1
Operating income	$2.1	$2.0
Key Statistical Data - Total:
Billable hours	923,555	1,216,738
Clients served	8,591	10,908
Shifts	395,738	518,506
Revenue per hour	$31.27	$27.96
Revenue per shift	$72.99	$65.60
Hours per shift	2.3	2.3

Segment Information - High Acuity Care

	For the Three-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$1.7	$—
Non-Medicare	2.7	—
Net service revenue	4.4	—
Other operating income	—	—
Cost of service	4.4	—
Gross margin	—	—
Other operating expenses	8.9	—
Depreciation and amortization	0.8	—
Operating loss	$(9.7)	$—
Key Statistical Data - Total:
Full risk admissions	104	—
Limited risk admissions	241	—
Total admissions	345	—

Full risk revenue per episode	$11,278	$—
Limited risk revenue per episode	$5,316	$—

Number of admitting joint ventures	9	—

	For the Six-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Medicare	$1.7	$—
Non-Medicare	5.5	—
Net service revenue	7.2	—
Other operating income	—	—
Cost of service	7.0	—
Gross margin	0.2	—
Other operating expenses	15.9	—
Depreciation and amortization	1.6	—
Operating loss	$(17.3)	$—
Key Statistical Data - Total:
Full risk admissions	210	—
Limited risk admissions	468	—
Total admissions	678	—

Full risk revenue per episode	$10,672	$—
Limited risk revenue per episode	$5,541	$—

Number of admitting joint ventures	9	—

Segment Information - Corporate

	For the Three-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Other operating expenses	$37.2	$42.4
Depreciation and amortization	3.3	4.8
Total operating expenses	$40.5	$47.2

	For the Six-Month Periods Ended June 30,
	2022	2021
Financial Information (in millions):
Other operating expenses	$77.9	$84.9
Depreciation and amortization	8.8	10.7
Total operating expenses	$86.7	$95.6

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$29,579	$80,149	$61,250	$130,019
Add:
Income tax expense	11,319	28,546	23,338	46,461
Interest expense, net	8,275	1,907	11,435	3,955
Depreciation and amortization	6,220	6,721	14,228	14,276
Certain items (1)	23,609	(33,010)	35,059	(31,298)
Interest component of certain items (1)	(4,652)	(469)	(4,652)	(986)
Adjusted EBITDA (2) (6)	$74,350	$83,844	$140,658	$162,427

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Net service revenue	$557,890	$564,166	$1,103,147	$1,101,310
Add:
Certain items (1)	8,374	(6,541)	8,374	(6,541)
Adjusted net service revenue (3) (7)	$566,264	$557,625	$1,111,521	$1,094,769

Adjusted Other Operating Income Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Other operating income	$—	$4,603	$—	$13,304
Add:
Certain items (1)	—	(4,603)	—	(13,304)
Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc.	$29,579	$80,149	$61,250	$130,019
Add:
Certain items (1)	18,373	(24,428)	26,847	(23,161)
Adjusted net income attributable to Amedisys, Inc. (5) (7)	$47,952	$55,721	$88,097	$106,858

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2022	2021	2022	2021
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.91	$2.43	$1.87	$3.93
Add:
Certain items (1)	0.56	(0.74)	0.82	(0.70)
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.47	$1.69	$2.69	$3.23

(1)    The following details the certain items for the three and six-month periods ended June 30, 2022 and 2021:

Certain Items:

	For the Three-Month Periods Ended June 30, 2022	For the Six-Month Periods Ended June 30, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$8,374	$8,374
Certain Items Impacting Cost of Service:
COVID-19 costs	1,803	5,536
Severance - reduction in staffing levels	195	195
Fuel supplement	1,016	1,353
Integration costs	1,401	1,401
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	5,323	6,701
COVID-19 costs	84	237
Executive Board of Directors transition award	—	3,500
Legal fees - non-routine	190	241
Severance - reduction in staffing levels	810	810
Planned closures - lease terminations	59	59
Legal settlement	(1,058)	(1,058)
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	4,652	4,652
Other (income) expense, net	760	3,058
Total	$23,609	$35,059
Net of tax	$18,373	$26,847
Diluted EPS	$0.56	$0.82

	For the Three-Month Periods Ended June 30, 2021	For the Six-Month Periods Ended June 30, 2021
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$(6,541)	$(6,541)
Certain Items Impacting Other Operating Income:
CARES Act funds	(4,603)	(13,304)
Certain Items Impacting Cost of Service:
COVID-19 costs	4,464	12,944
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	2,293	3,492
COVID-19 costs	160	377
Pre-acquisition legal settlement	1,825	1,825
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	469	986
Other (income) expense, net	(31,077)	(31,077)
Total	$(33,010)	$(31,298)
Net of tax	$(24,428)	$(23,161)
Diluted EPS	$(0.74)	$(0.70)

(2) Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.

(4) Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)    Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(7)    Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.